SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ALLOCATION FUNDS

WELLS FARGO ALTERNATIVE FUNDS

WELLS FARGO COREBUILDER SHARES

WELLS FARGO DOW JONES TARGET DATE FUNDS

WELLS FARGO DYNAMIC TARGET DATE FUNDS

WELLS FARGO EQUITY GATEWAY FUNDS

WELLS FARGO INCOME FUNDS

WELLS FARGO INTERNATIONAL EQUITY FUNDS

WELLS FARGO LARGE CAP STOCK FUNDS

WELLS FARGO MONEY MARKET FUNDS

  WELLS FARGO MUNICIPAL INCOME FUNDS

WELLS FARGO SMALL TO MID CAP STOCK FUNDS

WELLS FARGO SMALL, MID, ALL CAP STOCK FUNDS

WELLS FARGO SPECIALTY FUNDS

WELLS FARGO WEALTHBUILDER FUNDS

WELLS FARGO VARIABLE TRUST FUNDS

(Each a "Fund", together the “Funds”)

The following new Section VII is inserted above the current section entitled "Board Approval" and the remaining sections are re-numbered accordingly:

VII. Other Investment Products. Funds Management and/or its affiliates manage other investment products, including investment companies, offshore funds, and separate accounts. Many of these other investment products have strategies that are the same or substantially similar to those of the Funds and thus may have the same or substantially similar portfolio holdings. The portfolio holdings of these other investment products are made available to clients, investors, and in some cases, third-party sponsors, at different times than portfolio holdings of the Funds are publicly disclosed. It is possible that any recipient of portfolio holdings for these other investment products could trade ahead or against a Fund based on the information received.

March 27, 2017